EXHIBIT 10.41

ENDORSEMENT NO. 1

to the

WORKING LAYER CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2013

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

NATIONAL LIABILITY & FIRE INSURANCE COMPANY

(hereinafter called, with other participants, the “Reinsurers”)

Effective June 1, 2014, the Contract has been amended as follows:

Subparagraph (b) of Paragraph (1) of ARTICLE 6 – RETENTION AND LIMIT, shall now read as follows:

Reinsured’s Retention, as respects all loss or losses arising out of Loss Occurrences commencing during the Contract Year effective June 1, 2014, shall equal $38,000,000.

Sub-subparagraph (ii) of Subparagraph (a) of Paragraph (3) of ARTICLE 6 – RETENTION AND LIMIT, shall now read as follows:

$44,000,000 for Contract Year effective June 1, 2014.

All other Terms and Conditions remain unchanged.

Signed in                     , on this      day of             , 2014

NATIONAL LIABILITY & FIRE INSURANCE COMPANY

BY:

TITLE:

ARP-HCI-02-CAT-WRK-13 DOC: May 16, 2014	Endorsement No. 1 – BRK

Signed in                 , on this      day of             , 2014

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-WRK-13 DOC: May 16, 2014	Endorsement No. 1 – BRK